SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2001


                            UGLY DUCKLING CORPORATION
                ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  000-20841                86-0721358
       ----------                -----------              ------------
(State or other jurisdiction     (Commission            (I.R.S Employer
    of incorporation             File Number)         (Identification No.)
    or organization)


                4020 E. Indian School Road Phoenix, Arizona 85018
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (602) 852-6600
                  --------------------------------------------


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ITEM 5.  OTHER EVENTS

     On December 4, 2001, Ugly Duckling  Corporation  (the "Company") and Ernest
C. Garcia II issued a joint press with respect to Mr. Garcia's tender offer to acquire all of the Company's outstanding common stock. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  EXHIBITS.

99.1 Joint Press Release of Ugly Duckling Corporation and Ernest C. Garcia II dated December 4, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


UGLY DUCKLING CORPORATION


Date: December 4, 2001

                                       By: /s/ Jon D. Ehlinger
                                       -----------------------------------------
                                       Vice President, General Counsel and
                                       Secretary

Exhibit 99.1